EXHIBIT 4

                    OFFSHORE ENERGY DEVELOPMENT CORPORATION
                                  COMMON STOCK

              INCORPORATED UNDER THE LAWS OF THE STATE OF DELAWARE

                 THE SHARES REPRESENTED BY THIS CERTIFICATE ARE
                TRANSFERABLE IN THE CITY OF NEW YORK, NEW YORK,
                       HOUSTON, TEXAS OR CLEVELAND, OHIO

                               CUSIP  676247 10 9

                      SEE REVERSE FOR CERTAIN DEFINITIONS

This
certifies
that

is the owner of

  FULLY PAID AND NON-ASSESSABLE SHARES OF THE COMMON STOCK, PAR VALUE $.01, OF
                     OFFSHORE ENERGY DEVELOPMENT CORPORATION

transferable on the books of the Corporation in person or by duly authorized attorney upon surrender of this Certificate properly endorsed. This Certificate and the shares evidenced hereby are issued under and shall be subject to all of the provisions of the Certificate of Incorporation of the Corporation and any amendments thereto, copies of which are on file with the Corporation and the Transfer Agent, to all of which the holder by acceptance hereof, assents. The Certificate is not valid until countersigned by the Transfer Agent and registered by the Registrar.

Dated:

Countersigned and Registered:

KEYCORP SHAREHOLDER SERVICES, INC.

                                                                  Transfer Agent
                                                                   and Registrar

BY:

AUTHORIZED SIGNATURE

DAVID B. STRASSNER,
PRESIDENT

MATTHEW T. BRADSHAW
SECRETARY

               [SEAL OF OFFSHORE ENERGY DEVELOPMENT CORPORATION]

                    OFFSHORE ENERGY DEVELOPMENT CORPORATION

   The Corporation will furnish without charge to each stockholder who so requests the powers, designations, preferences and relative, participating, optional or other special rights of each class of stock or series thereof and the qualifications, limitations or restrictions of such preferences and/or rights. Such requests should be made to the Secretary of the Corporation or the transfer agent.

   The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations:

TEN COM -- as tenants in common           UNIF GIFT MIN ACT --   . . . . . . . . . . Custodian . . . . . . . . . .
TEN ENT -- as tenants by the entireties                           (Cust)              (Minor)
JT TEN  -- as joint tenants with right                             under Uniform Gifts to
           of survivorship and not as                                      Minors Act
           tenants in common                                      . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .
                                                                           (State)

    Additional abbreviations may also be used though not in the above list.
   For Value Received, __________________ hereby sell, assign and transfer unto


 PLEASE INSERT SOCIAL SECURITY OR
   OTHER IDENTIFYING NUMBER OF
             ASSIGNEE

---------------------------------

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--------------------------------------------------------------------------------
 (PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS, INCLUDING ZIP CODE, OF ASSIGNEE)

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________________________________________________________________________ Shares
of Common Stock represented by the within certificate, and do hereby irrevocably constitute and appoint

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______________________________________________________________________ Attorney
to transfer the said stock on the books of the within named Corporation with full power of substitution in the premises.

Dated,

                                            X ________________________________________________________________
NOTICE: THE SIGNATURE(S)
TO THIS ASSIGNMENT MUST                     X ________________________________________________________________
CORRESPOND WITH THE                         ALL GUARANTEES MUST BE MADE BY A FINANCIAL INSTITUTION (SUCH
NAME(S) AS WRITTEN UPON                     AS A BANK OR BROKER) WHICH IS A PARTICIPANT IN THE SECURITIES
THE FACE OF THE                             TRANSFER AGENTS MEDALLION PROGRAM ("STAMP"), THE NEW YORK STOCK
CERTIFICATE IN EVERY                        EXCHANGE, INC. MEDALLION SIGNATURE PROGRAM ("MSP"),
PARTICULAR, WITHOUT                         OR THE STOCK EXCHANGES MEDALLION PROGRAM ("SEMP") AND
ALTERATION OR ENLARGEMENT                   MUST NOT BE DATED. GUARANTEES BY A NOTARY PUBLIC ARE NOT
OR ANY CHANGE WHATEVER.                     ACCEPTABLE.
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